                                                                  EXHIBIT 10.36

                     CONSENT NUMBER 4 AND SECOND AMENDMENT

         CONSENT NUMBER 4 AND SECOND AMENDMENT, dated as of November 25, 1996, to the Credit and Guarantee Agreement, dated as of April 24, 1995 (as amended, supplemented or otherwise modified from time to time, the "SkyBox Credit Agreement"), among the Company, Fleer, the banks and other financial institutions from time to time parties thereto (the "SkyBox Banks") and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") for the SkyBox Banks.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, Fleer, the SkyBox Banks and the Administrative Agent are parties to the SkyBox Credit Agreement;

         WHEREAS, the Company and Fleer are parties to the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified, the "Fleer Credit Agreement"), among the Company, Fleer, the financial institutions parties thereto (the "Fleer Banks"), the Co-Agents named therein and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent for the Fleer Banks;

         WHEREAS, the Company and Fleer have requested that the SkyBox Credit Agreement be amended as provided herein and the Fleer Credit Agreement be amended as provided in Exhibit A hereto; and

         WHEREAS, the Administrative Agent and the SkyBox Banks are willing to consent to such amendments to the SkyBox Credit Agreement and the Fleer Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Fleer, the SkyBox Banks and the Administrative Agent hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the SkyBox Credit Agreement shall have such meanings when used herein.

         2. Consent. The Administrative Agent and the SkyBox Banks hereby consent to the amendment of the Fleer Credit Agreement substantially in accordance with the provisions of Waiver Number 1 and Fifth Amendment attached hereto as Exhibit A (the "Fleer Amendment") and acknowledge and agree that provisions of the Fleer Credit Agreement which are expressly stated to be incorporated by reference in the SkyBox Credit Agreement shall be so incorporated in the form which is in effect under the Fleer Credit Agreement after giving effect to the Fleer Amendment.

         3. Amendment of Subsection 1.1. Subsection 1.1 of the SkyBox Credit Agreement hereby is amended by:

(a) deleting in their entirety the definition of the terms "Applicable Margin" and "Local Loan" contained therein;

(b) inserting therein in proper alphabetical order the following new definitions:

              "Applicable Margin" shall mean (a) for each Alternate Base Rate Loan, 2% per annum and (b) for each Eurodollar Loan, 3% per annum;

              "Local Loan" shall have the meaning from time to time assigned to such term in the Existing Credit Agreement;

(c) deleting from the parenthetical contained in clause (c) of the definition of the term "Net Proceeds Event" contained therein the phrase "as in effect on the date the Second Amendment to Existing Credit Agreement becomes effective" and substituting therefor the phrase "as in effect from time to time".

         4. Amendment of Subsection 4.10. Subsection 4.10 of the SkyBox Credit Agreement hereby is amended by deleting the date "December 31, 1994" contained therein and by substituting therefor the date "November 25, 1996".

         5. Amendment of Subsection 11.12(b). Subsection 11.12 of the SkyBox Credit Agreement hereby is amended by deleting clause (b) thereof in its entirety and by substituting therefor the following:

         (b) any collateral and/or guarantee obligations provided for in any Security Document to the extent necessary to permit the consummation of any transaction permitted by subsection 8.5 or 8.6 of the Existing Credit Agreement; provided that any Net Proceeds resulting from such transaction (other than transactions contemplated by subsection 8.6(i) of the Existing Credit Agreement and any other transactions permitted by subsection 8.5 or
    8.6 of the Existing Credit Agreement as in effect as of November 26, 1996) are applied in the manner contemplated by subsection 3.2 of this Agreement.

         6. Representations and Warranties. Each of the Company and Fleer hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the SkyBox Credit Agreement, provided that each reference to the SkyBox Credit Agreement therein shall be deemed to be a reference to the SkyBox Credit Agreement after giving effect to this Amendment and to each other amendment, supplement and other modification executed and delivered by the Company or any of its Subsidiaries on the date hereof. The Company represents and warrants that, after giving effect to this Amendment and to each other amendment, supplement and other modification executed and delivered by the Company or any of its Subsidiaries on the date hereof, no Default or Event of Default has occurred and is continuing.

         7. Continuing Effect of SkyBox Credit Agreement. This Consent shall not constitute a waiver, amendment or modification of any other provision of the SkyBox Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or Fleer that would require a waiver or consent of the SkyBox Banks or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the SkyBox Credit Agreement are and shall remain in full force and effect.

         8. Counterparts. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Consent (or its signature page thereof) shall be deemed to be an executed original thereof.

         9. Effectiveness. This Consent shall be effective upon receipt by the Administrative Agent of:

(a) counterparts hereof, duly executed and delivered by the Company, Fleer and the Majority Banks; provided that the amendment of the definition of the term "Net Proceeds Event" set forth in Section 3(c) hereof shall become effective only upon receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by the Company, Fleer and the Required Banks.

(b) an amendment fee, for the account of each SkyBox Bank who executes and delivers this Consent prior to November 26, 1996, in the amount equal to
    12.5 b.p. on the aggregate outstanding principal amount of the Loans of such SkyBox Bank.

         10. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. MARVEL ENERTAINMENT GORUP, INC.


                                            By: /s/ Bobby G. Jenkins
                                                -------------------------------
                                                Name:  Bobby G. Jenkins
                                                Title: Chief Financial Officer

                                            FLEER CORP.


                                            By: /s/ William H. Marks
                                                -------------------------------
                                                Name:  William H. Marks
                                                Title: Chief Financial Officer

                                            THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank and as
                                            successor by merger to The Chase
                                            Manhattan Bank, N.A.), as
                                            Administrative Agent and as a
                                            SkyBox Bank


                                            By: /s/ Susan E. Atkins
                                                -------------------------------
                                                Name:  Susan E. Atkins
                                                Title: Vice President

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD., LOS ANGELES AGENCY


                                            By: /s/ Paul B. Clifford
                                                -------------------------------
                                                Name:  Paul B. Clifford
                                                Title: Deputy General Manager

                                            THE BANK OF NEW YORK


                                            By: /s/ Catherine G. Goff
                                                -------------------------------
                                                Name:  Catherine G. Goff
                                                Title: Assistant Vice President

                                            CIBC, INC.


                                            By: /s/ illegible
                                                -------------------------------
                                                Name:
                                                Title: Director CIBC Wood Gundy
                                                       Securities Corp., as
                                                       agent

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: /s/ Frederick Haddad
                                                -------------------------------
                                                Name:  Frederick Haddad
                                                Title: Senior Vice President

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By: /s/ Frederick Haddad
                                                -------------------------------
                                                Name:  Frederick Haddad
                                                Title: Authorized Signatory

                                            NATIONSBANK, N.A.


                                            By: /s/ Margaret Flanagan
                                                -------------------------------
                                                Name:  Margaret Flanagan
                                                Title: Associate

                                            CORESTATES BANK, N.A.


                                            By: /s/ illegible
                                                -------------------------------
                                                Name:
                                                Title:

                                            TORONTO-DOMINION (NEW YORK) INC.


                                            By: /s/ Victor J. Huebner
                                                -------------------------------
                                                Name:  Victor J. Huebner
                                                Title: Director

                                            THE NIPPON CREDIT BANK, LTD.


                                            By: /s/ Yoshihide Watanabe
                                                -------------------------------
                                                Name:  Yoshihide Watanabe
                                                Title: Vice President
                                                       and Manager

                                            BANK OF AMERICA ILLINOIS


                                            By: /s/ L. Dustin Vincent
                                                -------------------------------
                                                Name:  L. Dustin Vincent
                                                Title: Managing Director

                                            BANK OF HAWAII


                                            By: /s/ Mark Bara
                                                -------------------------------
                                                Name:  Mark Bara
                                                Title: Vice President

                                            THE FIRST NATIONAL BANK OF BOSTON


                                            By: /s/ Richard D. Hill, Jr.
                                                -------------------------------
                                                Name:  Richard D. Hill, Jr.
                                                Title: Director

                                            FLEET BANK


                                            By: /s/ Alex Sade
                                                -------------------------------
                                                Name:  Alex Sade
                                                Title: Senior Vice President

                                            THE SUMITOMO BANK, LIMITED, NEW
                                            YORK BRANCH


                                            By: /s/ John C. Kissinger
                                                -------------------------------
                                                Name:  John C. Kissinger
                                                Title: Joint General Manager

                                            RESTRUCTURED OBLIGATIONS BACKED
                                              BY SENIOR ASSETS B.V.
                                            By:  Chancellor LGT Senior
                                                 Secured Management, Inc.,
                                                 as Portfolio Advisor


                                            By: /s/ Christopher A. Bondy
                                                -------------------------------
                                                Name:  Christopher A. Bondy
                                                Title: Vice President

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            UNION BANK


                                            By: /s/ B. Adam Trout
                                                -------------------------------
                                                Name:  B. Adam Trout
                                                Title: Assistant Vice President

                                            THE FUJI BANK, LTD. - NEW YORK
                                              BRANCH


                                            By: /s/ Teje Teramoto
                                                -------------------------------
                                                Name:  Teje Teramoto
                                                Title: Vice President
                                                       and Manager

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST


                                            By: /s/ Brian Good
                                                -------------------------------
                                                Name:  Brian Good
                                                Title: Vice President

                                            BANKERS TRUST COMPANY


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            CHL HIGH YIELD LOAN PORTFOLIO, A
                                            UNIT OF THE CHASE MANHATTAN BANK


                                            By: /s/ Andrew D. Gordon
                                                -------------------------------
                                                Name:  Andrew D. Gordon
                                                Title: Managing Director

                                            CREDIT SUISSE


                                            By: /s/ Joel Glodowski
                                                -------------------------------
                                                Name:  Joel Glodowski
                                                Title: Member of Senior
                                                       Management

                                            By: /s/ Chris T. Horgan
                                                -------------------------------
                                                Name:  Chris T. Horgan
                                                Title: Associate

                                            THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION


                                            By: /s/ Patricia Loret de Mola
                                                -------------------------------
                                                Name:  Patricia Loret de Mola
                                                Title: Senior Vice President

                                            BANCO CENTRAL HISPANOAMERICANO S.A.


                                            By: /s/ Louis Ferraira
                                                -------------------------------
                                                Name:  Louis Ferraira
                                                Title: Vice President

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.


                                            By: /s/ illegible
                                                -------------------------------
                                                Name:
                                                Title:

                                            MERRILL LYNCH PRIME RATE PORTFOLIO
                                            By:    Merrill Lynch Asset
                                                 Management, L.P., as
                                                 Investment Advisor


                                            By: /s/ illegible
                                                -------------------------------
                                                Name:
                                                Title:

                                            CERES FINANCE, LTD.


                                            By: /s/ Darren P. Riley
                                                -------------------------------
                                                Name:  Darren P. Riley
                                                Title: Director

                                            CAPTIVA FINANCE, LTD.


                                            By: /s/ Darren P. Riley
                                                -------------------------------
                                                Name:  Darren P. Riley
                                                Title: Director

                                                                      EXHIBIT A


                      WAIVER NUMBER 1 AND FIFTH AMENDMENT

         WAIVER NUMBER 1 AND FIFTH AMENDMENT, dated as of November 25, 1996 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified, the "Fleer Credit Agreement"), among Marvel Entertainment Group, Inc. (the "Company"), Fleer Corp. ("Fleer"), the banks and other financial institutions from time to time parties thereto (the "Fleer Banks"), the Co-Agents named therein and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Fleer Banks.

                              W I T N E S S E T H:

         WHEREAS, the Company, Fleer, the Fleer Banks and the Administrative Agent are parties to the Fleer Credit Agreement;

         WHEREAS, the Company and Fleer have requested that the Administrative Agent and the Fleer Banks consent to certain transactions and amend certain provisions of the Fleer Credit Agreement, as set forth herein; and

         WHEREAS, the Administrative Agent and the Fleer Banks are willing to grant such consents and to effect such amendments, but only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Fleer, the Fleer Banks and the Administrative Agent hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Fleer Credit Agreement shall have such meanings when used herein.

         2. Waiver of Subsection 8.1. The Administrative Agent and the Fleer Banks hereby waive compliance with the provisions of subsection 8.1 of the Fleer Credit Agreement for all periods ending during the period from September 30, 1996 through March 30, 1997.

         3. Amendment of Subsection 1.1. Subsection 1.1 of the Fleer Credit Agreement hereby is amended by:

(a) deleting in their entirety the definition of the terms "Applicable Margin", "Exposure" and "Participation Agreement" contained therein;

(b) inserting therein in proper alphabetical order the following definitions:

              "Applicable Margin" shall mean (a) for each Alternate Base Rate Loan, 2% per annum and (b) for each Eurodollar Loan, 3% per annum.

              "Exposure" shall mean, at any date, the sum of the Aggregate Commitment at such date and the aggregate amount of participating interests in the Italian L/C then held by the Fleer Banks parties to the Participation Agreement;

              "Italian L/C" shall mean the letter of credit issued by The Chase Manhattan Bank for the account of Panini which secures the obligations owing by Panini to the Local Lender on account of the Local Loan;

              "Participation Agreement" shall mean the Participation Agreement, dated as of November 30, 1996, among the Participants named therein and The Chase Manhattan Bank, as the same may be amended, supplemented or otherwise modified from time to time;

(c) deleting from the parenthetical contained in clause (c) of the definition of the term "Net Proceeds Event" contained therein the phrase "as in effect as of the Second Amendment Effective Date" and substituting therefor the phrase "as in effect from time to time".

         4. Amendment of Subsection 5.10. Subsection 5.10 of the Fleer Credit Agreement hereby is amended by deleting the date "December 31, 1993" contained therein and by substituting therefor the date "November 25, 1996".

         5. Amendment of Subsection 8.2. Subsection 8.2 of the Fleer Credit Agreement hereby is amended by:

(a) deleting clause (j) thereof in its entirety and substituting therefor the following:

              (j) Indebtedness in respect of lines of credit for Panini and its Subsidiaries in an aggregate principal amount not to exceed Italian Lira 75,000,000,000 at any one time outstanding; provided that the proceeds of any borrowings under such lines of credit are used for working capital purposes of the Company and its Subsidiaries;

(b) deleting from clause (n) thereof the word "and" which appears immediately following the semi-colon at the end thereof;

(c) deleting from clause (o) thereof (i) the date "December 31, 1996" and substituting therefor the date "March 30, 1997" and (ii) the period which appears at the end thereof and substituting therefor a semi-colon followed by the word "and"; and

(d) inserting therein as new clause (p) thereof the following:

              (p) Indebtedness of Panini in respect of the Italian L/C.

         6. Amendment of Subsection 8.6. Subsection 8.6 of the Fleer Credit Agreement hereby is amended by:

(a) deleting from clause (g) thereof the word "and" which appears immediately following the semi-colon at the end thereof;

(b) deleting from clause (h) thereof the period which appears at the end thereof by substituting therefor a semi-colon followed by the word "and"; and

(c) inserting therein as a new clause (i) thereof the following:

              (i) the sale to Affiliates of the Company or other third parties of accounts receivable and other assets of the Company and its Subsidiaries upon terms approved by the Majority Banks; provided that
         (1) the sum of (A) the aggregate fair market value of assets (other than accounts receivable) sold and (B) the amount equal to (i) the aggregate purchase price paid for all accounts receivable sold minus
         (ii) payments received from account debtors in respect of accounts receivable previously sold, does not exceed $50,000,000 in the aggregate and (2) the proceeds thereof shall be used by the Company and its Subsidiaries for working capital purposes in the ordinary course of business.

         7. Amendment of Subsection 8.10. Subsection 8.10 of the Fleer Credit Agreement hereby is amended by (a) deleting the word "and" which appears at the end of clause (iii) of the proviso thereto and substituting a comma therefor and (b) inserting immediately before the period at the end thereof the following:

    and (v) sales, transfers and other dispositions permitted by subsection
    8.6(i)

         8. Amendment of Subsection 12.12(b). Subsection 12.12 of the Fleer Credit Agreement hereby is amended by deleting clause (b) thereof in its entirety and by substituting therefor the following:

         (b) any collateral and/or guarantee obligations provided for in any Security Document to the extent necessary to permit the consummation of any transaction permitted by subsection 8.5 or 8.6 of this Agreement; provided that any Net Proceeds resulting from such transaction (other than transactions contemplated by subsection 8.6(i) and any other transactions permitted by subsection 8.5 or 8.6 as in effect as of November 26, 1996) are applied in the manner contemplated by subsection 4.3 of this Agreement.

         9. Consent. The Administrative Agent and the Banks hereby consent that either:

         (a) the Term Loan and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Existing Italian Agreement"), among the Company, Panini S.p.A. (formerly known as Marvel Comics Italia S.r.l.) and Istituto Bancario San Paolo di Torino, S.p.A., may be amended in order to (i) decrease the "Applicable Margin" set forth therein, (ii) loosen or eliminate certain covenants and defaults contained therein and/or (iii) permit the Lender thereunder (and as defined therein) to assign its rights and obligations thereunder to another lender reasonably acceptable to the Administrative Agent; provided that the terms of such amendment are approved by the Majority Banks; or

         (b) Panini S.p.A. may enter into a term loan agreement (the "Substitute Italian Agreement") with a lender approved by the Majority Banks in an aggregate principal amount not to exceed the amount presently outstanding under the Existing Italian Agreement, bearing interest at a rate not in excess of that applicable to amounts under the Existing Italian Agreement, having a final maturity and amortization which is identical to that contained in the Existing Italian Agreement and otherwise having terms which are approved by the Majority Banks; provided that the proceeds of the Substitute Italian Agreement are applied to pay all amounts outstanding under the Existing Italian Agreement.

In the event that Panini S.p.A. does enter into the Substitute Italian Agreement, all references to the term (i) "Local Lender" contained in the Fleer Credit Agreement shall be deemed to be references to the lender party to the Local Loan Agreement, (ii) "Local Loan Agreement" contained in the Fleer Credit Agreement shall be deemed to be references to such amended and restated agreement and (iii) "Local Loan" contained in the Fleer Credit Agreement shall be deemed to be references to the loan under the Local Loan Agreement.

         10. Representations and Warranties. Each of the Company and Fleer hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Fleer Credit Agreement, provided that each reference to the Fleer Credit Agreement therein shall be deemed to be a reference to the Fleer Credit Agreement after giving effect to this Amendment and to each other amendment, supplement and other modification executed and delivered by the Company or any of its Subsidiaries on the date hereof. The Company represents and warrants that, after giving effect to this Amendment and to each other amendment, supplement and other modification executed and delivered by the Company or any of its Subsidiaries on the date hereof, no Default or Event of Default has occurred and is continuing.

         11. Continuing Effect of Fleer Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Fleer Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or Fleer that would require a waiver or consent of the Fleer Banks or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Fleer Credit Agreement are and shall remain in full force and effect.

         12. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

         13. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of:

(a) counterparts hereof, duly executed and delivered by the Company, Fleer and the Majority Banks; provided that (i) the amendment of the definition of the term "Net Proceeds Event" contained in Section 3(c) hereof shall be effective only upon receipt of counterparts hereof, duly executed and delivered by the Company, Fleer and the Required Banks and (ii) the amendment of the terms "Exposure", "Italian L/C" and "Participation Agreement" shall become effective only upon the issuance of the Italian L/C; and

(b) an amendment fee, for the account of each Fleer Bank who executes and delivers the Amendment prior to November 26, 1996, in the amount equal to
    12.5 b.p. on the Revolving Credit Commitment of such Fleer Bank.

         14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            MARVEL ENTERTAINMENT GROUP, INC.


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            FLEER CORP.


                                            By:
                                                Name:
                                                Title:

                                            THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank and as
                                            successor by merger to The Chase
                                            Manhattan Bank, N.A.), as
                                            Administrative Agent and as a Bank


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD., LOS ANGELES AGENCY


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            THE BANK OF NEW YORK


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            CIBC, INC.


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            NATIONSBANK, N.A.


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            CORESTATES BANK, N.A.


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            THE TORONTO-DOMINION BANK


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            THE NIPPON CREDIT BANK, LTD.


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            BANK OF AMERICA ILLINOIS


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            BANK OF HAWAII


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            THE FIRST NATIONAL BANK OF BOSTON


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            FLEET BANK


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            THE SUMITOMO BANK, LIMITED, NEW
                                            YORK BRANCH


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            UNION BANK


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            THE FUJI BANK, LTD. - NEW YORK
                                              BRANCH


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A.


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            IBJ SCHRODER BANK & TRUST COMPANY


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            ISTITUTO BANCARIO SAN PAOLO DI
                                            TORINO, S.P.A., NEW YORK LIMITED
                                            BRANCH


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            FIRST HAWAIIAN BANK


                                            By:
                                               -------------------------------
                                               Name:
                                               Title: